SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Calvert Responsible Index Series, Inc.

Calvert Impact Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Management Series

 (Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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 (2)   Aggregate number of securities to which transaction applies:

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 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)   Proposed maximum aggregate value of transaction:

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 (5)   Total fee paid:

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 [  ]   Fee paid previously with preliminary materials.

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 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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 (2)   Form, Schedule or Registration Statement no.:

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 (3)   Filing Party:

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 (4)   Date Filed:

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Calvert Responsible Index Series, Inc.

Calvert Impact Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Management Series

IMPORTANT NOTICE:

 Special Meeting of Shareholders Adjourned

Dear Shareholder:

We recently sent you proxy materials concerning important proposals affecting your fund, which were considered at a Special Meeting of Shareholders on December 16, 2016. The meeting has been adjourned with respect to your funds’ proposal in order to allow shareholders more time to submit their voting instructions. The meeting will reconvene on February 15, 2017 at the principal offices of Calvert Research and Management, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland. This letter was sent because you held shares in the fund on the October 18, 2016 record date and we have not received your vote.

Your Board recommends that you vote FOR the proposal described in this Notice and in the Proxy Statement.

In connection with Calvert Research and Management’s acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (the “Transaction”), effective December 31, 2016 Eaton Vance Distributors, Inc. (EVD) replaced Calvert Investment Distributors, Inc. as principal underwriter for the Calvert Funds. EVD and the Board believe that the Transaction provides an opportunity to modernize and conform the Calvert Funds’ distribution plans for consistency across the complex. Accordingly, the proposal relates to the adoption of a new 12b-1 distribution plan by your Fund, permitting your Fund to finance the distribution and sale of its shares out of fund assets, subject to the conditions set forth in Rule12b-1 under the Investment Company Act of 1940, as amended.

Please note that the new 12b-1 distribution plans are substantially similar to the current 12b-1 distribution plans, and that each class of shares of your Fund will continue to pay total fees under the new 12b-1 distribution plans that are equal to or lower than the maximum amounts authorized under the existing plans.

Voting takes only a few moments.  Please vote using one of the following options:

1.

VOTE ONLINE

Log on to the website listed on your proxy card or voting instruction form. Please have your proxy card or voting instruction form in hand to access your control number and follow the on screen instructions.

2.

VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your proxy card or voting instruction form. Please have your proxy card or voting instruction form in hand to access your control number and follow the recorded instructions.

3.

VOTE BY MAIL

Complete, sign and date the enclosed proxy card(s) or voting instruction form(s), then return them in the enclosed postage paid envelope.

The proxy materials we sent you contain important information regarding the proposals that you and other shareholders are being asked to consider. Please read the materials carefully. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the fund’s proxy solicitor, toll free at 888-916-1719.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

January 30, 2017

IMPORTANT NOTICE

Dear Shareholder:

Thank you for the timely return of your proxy card relating to the shareholder meeting of the Calvert Funds. The shareholder meeting, originally held December 16, 2016, has been adjourned until Wednesday, February 15, 2017 at 2:00 p.m. Eastern time.

Our records reflect your preference to abstain from voting on the proposal detailed in the proxy statement previously sent to you.

This proposal is of utmost importance, and we are writing to ask that you take a few moments to review the information contained within this letter and the Proxy Materials and reconsider your previous abstention from voting.

Your Board recommends that you vote FOR the proposal described in this Notice and in the Proxy Statement.

In connection with Calvert Research and Management’s acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (the “Transaction”), effective December 31, 2016 Eaton Vance Distributors, Inc. (EVD) replaced Calvert Investment Distributors, Inc. as principal underwriter for the Calvert Funds. EVD and the Board believe that the Transaction provides an opportunity to modernize and conform the Calvert Funds’ distribution plans for consistency across the complex. Accordingly, the proposal relates to the adoption of a new 12b-1 distribution plan by your Fund, permitting your Fund to finance the distribution and sale of its shares out of fund assets, subject to the conditions set forth in Rule12b-1 under the Investment Company Act of 1940, as amended.

Please note that the new 12b-1 distribution plans are substantially similar to the current 12b-1 distribution plans, and that each class of shares of your Fund will continue to pay total fees under the new 12b-1 distribution plans that are equal to or lower than the maximum amounts authorized under the existing plans.

Unless Calvert Funds receives the favorable vote of 67% of the voted shares, the proposal will not be approved.  For purposes of determining this vote, an abstention has the same effect as a vote against the proposal.

Upon evaluation of all relevant information, the Board voted to approve the proposal and recommends that you vote “FOR” the proposal.

Your vote is important and your participation in the affairs of your fund does make a difference.  If you decide to revoke your abstention and register your vote, you can do so by mail, Internet, touch-tone phone or by calling Computershare Fund Services, the fund’s proxy solicitor, toll free at 888-916-1719. Please refer to the enclosed proxy card for instructions to cast your vote. Receipt of a proxy vote with a later date will completely revoke your previous ballot.

If you have any questions or would like an additional set of Proxy Materials, please contact our proxy solicitor, Computershare Fund Services, at 888-916-1719. We appreciate your time and careful consideration.